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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-35624) and Registration Statements of Forms S-8 (No. 2-90929), (No. 33-41181), (No. 33-41295) and (No. 33-54027) of Kaneb Services, Inc. of our report dated March 22, 1995 appearing on page F-1 of this Form 10-K.



PRICE WATERHOUSE LLP

Dallas, Texas
March  31, 1995